EXECUTION COUNTERPART
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                                                                    EXHIBIT 10.1
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                     FORM OF DEBENTURE CONVERSION AGREEMENT

            THIS DEBENTURE CONVERSION AGREEMENT (this "Agreement") is made as of December 6, 2004 by and among INTRAC, INC., a Nevada corporation (the "Company") and the holders of the Company's 8% Series SPA Senior Subordinated Convertible Redeemable Debentures due November 30, 2004 (each a "Debenture" and, collectively, the "Debentures") identified on Exhibit 1 attached hereto (each a "Holder" and collectively, the "Holders").

            A. WHEREAS, the Company has previously issued Debentures which have a current outstanding principal balance together with accrued interest of approximately $421,250.

            B. WHEREAS, the Holders have acquired, either by purchase, exchange of securities or as a result of a loan to the Company, all of the Debentures.

            C. WHEREAS, the Company, Intrac Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of the Company ("Merger Sub"), and Innovative Drug Delivery Systems, Inc., a Delaware corporation ("IDDS"), have entered into an Agreement and Plan of Merger, dated as of December 6, 2004 (the "Merger Agreement") pursuant to which IDDS will merge with Merger Sub and the stockholders of IDDS will become stockholders of the Company (the "Merger").

            D. WHEREAS, as a condition to the closing of the Merger (the "Closing") and the other transactions contemplated by the Merger Agreement, IDDS and the Company have required that all of the Holders shall have executed and delivered this Agreement, pursuant to which all of the Debentures shall be cancelled and converted into an aggregate of no more than 1,178,031 shares of Common Stock, $.001 par value, of the Company (the "Common Stock") immediately after the Effective Time of the Merger (as defined in the Merger Agreement).

            E. WHEREAS, the Holders wish to convert all outstanding unpaid principal and interest owed pursuant to the Debentures into shares of Common Stock in accordance with the terms of this Agreement.

            NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby covenant and agree as follows:

            1.   Agreement to Convert Debentures into Shares.

                 1.1   Conversion; Cancellation of Debentures.


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                       (a) Conversion. Each of the Holders hereby agrees that
immediately after the Effective Time of the Merger, the amount of outstanding principal and/or accrued but unpaid interest owed to Holder pursuant to each Debenture shall be automatically converted into the right to receive the number of shares of Common Stock ("Shares") equal to the outstanding balance of principal and interest owed under such Holder's debenture immediately prior to Closing multiplied by the Conversion Price (as defined below). For purposes of this Agreement, the "Conversion Price" shall equal (i) 1,053,201 divided by (ii) the aggregate outstanding balance of principal and interest owed under all Debentures immediately prior to Closing. Solely by way of example, if the aggregate balance of principal and interest owed under all outstanding Debentures is $300,000 immediately prior Closing, and a Holder owns a Debenture with $100,000 of outstanding principal and interest, such Holder would receive 351,067 Shares immediately after the Effective Time of the Merger (e.g. 1,053,201/ $300,000 x $100,000)).

                       (b) Irrevocable Election. Holder agrees that the decision to convert Debentures pursuant to this Agreement is irrevocable and is contingent solely upon Closing of the Merger. Each Holder agrees that, without the prior written consent of the Company, following the date of this Agreement until the earlier of (i) Closing of the Merger or (ii) termination of the Merger Agreement in accordance with its terms for reasons other than a breach by the Company, such Holder shall not directly or indirectly sell, assign, hypothecate or otherwise transfer or purport to transfer all or any portion of the Debentures or the Shares issuable upon conversion thereof. Effectiveness of any sale, assignment or transfer of any Debenture that is approved in writing by the Company shall be contingent upon the new Holder agreeing in writing to be bound by the terms of this Agreement.

                       (c) Cancellation of Debentures. Each Holder agrees that, as of the Closing, Holder shall have no further rights under the Debentures and such Debentures shall be deemed cancelled and of no further force and effect. Prior to the Closing, Holder shall deliver the original Debenture to the Company (or its designee) duly endorsed for transfer to the Company. Promptly following the Closing, the Company shall deliver or cause its transfer agent to deliver to each Holder, the number of Shares calculated in accordance with Section 1(a) above; provided, however, that to the extent that any Holder does not deliver the original Debenture prior to Closing, upon surrender of the duly endorsed original Debenture to the Company (or its designee), the Holder shall be entitled to receive (and the Company shall promptly issue or cause to be issued) in exchange therefor the number of Shares issuable pursuant to Section 1(a) above. From and after the Closing, no Holder shall have any rights with respect to the Debentures other than to surrender the original Debenture and receive Shares in exchange therefor.

                       (d) Lost Debenture. In the event that a Debenture has been lost or destroyed, the Holder of such Debenture shall, as a condition to receipt of any Shares in exchange therefore, execute and deliver to the Company an indemnity agreement, in such customary form as is reasonably acceptable to the Company, indemnifying the Company for any loss or damages resulting from or arising out of the loss of such original Debenture.

         2. Representations and Warranties of Holder. Holder hereby represents, warrants and agrees with the Company that:


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                 2.1 Authorization; Outstanding Debentures. Holder has full power and authority to enter into the Agreement. The Agreement, when executed and delivered by Holder, will constitute a valid and legally binding obligation of Holder, enforceable in accordance with its terms. Holder is the only person with a direct or indirect interest in the Debenture being converted into Shares under this Agreement. Neither the Debenture nor any interest therein has been sold, assigned, transferred or hypothecated by Holder and Holder has not entered into any agreement or arrangement to sell, assign, transfer or hypothecate all or any portion of the Debenture. The Debenture is owned by Holder free and clear of any claims, liens or encumbrances. The Debenture constitutes all of the Debentures held by Holder or affiliates of Holder (other than affiliates who execute a counterpart to this Agreement simultaneously with the execution of this Agreement). To the best knowledge of Holder, the aggregate principal amount of all outstanding Debentures is as set forth in Recital A to this Agreement.

                 2.2 Accredited Investor. Holder is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act of 1933, as amended (the "Securities Act"). Holder is experienced in evaluating and investing in securities of companies in a similar stage of development and is able to fend for himself or itself and can bear the economic risk of an investment in the Shares.

                 2.3 Disclosure of Information and Risks. Holder has extensive knowledge of the Company, including the transactions contemplated by the Merger, and is aware that an investment in the Shares as a result of the conversion of Debentures contemplated hereby involves significant risks. Holder has had an opportunity to ask questions and receive answers from the Company and IDDS with respect to the Merger and related transactions. Holder has had an opportunity to review any requested documentation regarding the terms of the Merger as well as the business, properties, prospects and financial condition of the Company. Among other things, Holder acknowledges and agrees that there can be no assurance that the Company will be able to successfully operate IDDS or execute its business plan. Holder has been advised to consult, and has had an opportunity to consult, with Holder's own counsel and/or tax or other advisors regarding the transaction contemplated by this Agreement.

                 2.4 Specific Risk Awareness. HOLDER CONFIRMS THAT HOLDER UNDERSTANDS AND HAS FULLY CONSIDERED THE RISKS OF THE CONVERSION OF DEBENTURES CONTEMPLATED BY THIS AGREEMENT AND THE RESULTING INVESTMENT IN THE SHARES. BY AGREEING TO CONVERT AMOUNTS DUE TO HOLDER UNDER THE DEBENTURE INTO SHARES, HOLDER ACKNOWLEDGES AND AGREES THAT (I) HOLDER WILL RECEIVE A SECURITY (THE SHARES) THAT RANKS JUNIOR IN PRIORITY TO THE DEBENTURES AND WITH RESPECT TO WHICH THERE CAN BE NO GUARANTY OF ANY RETURN ON INVESTMENT, (II) HOLDER WILL HOLD A SMALL PERCENTAGE OF THE TOTAL ISSUED AND OUTSTANDING SHARES OF COMMON STOCK FOLLOWING COMPLETION OF THE MERGER AND, AS A RESULT, WILL BE BOUND BY DECISIONS MADE BY HOLDERS OF A MAJORITY OF SUCH OUTSTANDING SHARES, AND (III) WHILE IT IS EXPECTED THAT THE SHARES WILL BE SALEABLE BY HOLDER IN ANY PUBLIC MARKET FOR THE COMPANY'S COMMON STOCK IN RELIANCE ON RULE 144 OF THE SECURITIES ACT, THE COMPANY IS NOT MAKING ANY REPRESENTATION OR WARRANTY TO HOLDER AS TO WHETHER SUCH SHARES WILL BE ELIGIBLE FOR IMMEDIATE RESALE OR, IF SO ELIGIBLE, WHETHER A LIQUID PUBLIC MARKET FOR THE COMMON STOCK WILL EXIST OR BE MAINTAINED. In addition, Holder acknowledges, confirms, and agrees that (a) an investment in


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Shares is suitable only for an investor who is able to bear the economic consequences of losing Holder's entire investment, (b) investment in the Shares is highly speculative and involves a high degree of risk of loss by Holder of his investment, (c) Holder is able to bear the economic risk of this investment, and (d) Holder may be required to hold the Shares for an indefinite period of time.

                 2.5 Acquisition Entirely for Own Account. This Agreement is made with Holder in reliance upon Holder's representation to the Company, which by Holder's execution of this Agreement Holder hereby confirms, that the Shares to be acquired by Holder will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof (other than sales in accordance with applicable state and federal securities laws). By executing this Agreement, Holder further represents that Holder does not presently have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person, with respect to any of the Shares and Holder has not been formed for the specific purpose of acquiring the Shares.

                 2.6 No Public Market. Holder understands that there can be no assurance that a liquid public market for the Shares will ever exist.

                 2.7 Restricted Securities. Holder understands that the Shares have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of Holder's representations as expressed herein. Holder understands that the Shares will be "restricted securities" under applicable U.S. federal and state securities laws and regulations, and that pursuant to these laws, Holder may only resell the Shares if they are registered with the Securities and Exchange Commission and qualified by state authorities or an exemption from such registration and qualification requirements is available. Holder acknowledges that the Company has no obligation to register or qualify the Shares for resale. Holder further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares, and requirements relating to the Company which are outside of Holder's control and which the Company is under no obligation, and may not be able, to satisfy.

                 2.8 Legends. It is understood and agreed that the Shares, and any securities issued in respect thereof or exchange therefor, may bear a legend substantially the same as the following legend as well as any legend required by the Blue Sky laws of any state of the United States to the extent such laws are applicable to the Shares represented by the certificate so legended:

     "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE DISTRIBUTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS."


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         3. Representations and Warranties of the Company. The Company hereby represents, warrants and agrees with each Holder that:

                 3.1. Authorization of Shares. The Shares upon issuance in accordance with the terms of this Agreement shall be duly authorized, validly issued, fully paid and nonassessable.

                 3.2 Authority. The Company has the power and authority to deliver and perform this Agreement and to make the representations and warranties contained herein.

                 3.3 Noncontravention. Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated hereby or compliance with the terms and conditions hereof by the Company will violate or result in a breach of any term or provision of any agreement to which the Company is bound or is a party, or the Company's Certificate of Incorporation or By-Laws, or be in conflict with or constitute a default under, or cause the acceleration of the maturity of any obligation of the Company under any existing agreement or violate any order, writ, injunction, decree, statute, rule or regulation applicable to the Company or any of its properties or assets, the effect of which would be to impair the performance by the Company of its obligations hereunder or the receipt by the Holders of the Shares.

                 3.4 Enforceability. This Agreement has been duly and validly executed by the Company and constitutes the valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or other laws affecting creditors' rights generally or by limitations on the availability of equitable remedies.

         4. Resale of Shares.

                 4.1 Registration Rights. As a material inducement to Holders to enter into this Agreement, the Company agrees that if, at any time from and after the date of this Agreement, the Company proposes to prepare and file with the Securities and Exchange Commission a registration statement relating to an offering of its Common Stock for its own account or the account of others under the Securities Act of any of its equity securities (a "Registration Statement"), other than on Form S-4 or Form S-8 (each as promulgated under the Securities
Act), then the Company shall send to Holders a written notice of such determination and, if within fifteen (15) days after the date of such notice, any Holder shall so request in writing, the Company shall, at its sole expense, include in such Registration Statement all or any part of the Common Stock underlying the Debentures; provided that the Common Stock requested to be included by such Holder is not then eligible for sale pursuant to Rule 144(k) under the Securities Act. If the Registration Statement is being filed pursuant to a written agreement obligating the Company to file same (a "Registration Agreement"), and any Holder requests to be included in such Registration Statement, such Holder shall be entitled to receive all notices and documents sent by the Company to the parties whose securities are being registered pursuant to such Registration Agreement, and such Holder shall execute and deliver all such agreements and undertakings as may be required of such other parties.



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                 4.2 144 Sales. The Company shall use its best efforts to timely file all documents and reports required under the Exchange Act to meet the "Current Public Information" requirements of subsection (c) of Rule 144 under the Securities Act ("Rule 144"). Further, the Company will use its best efforts to cooperate with the Holders, and their respective agents, in order to facilitate sales by the Holders of Shares pursuant to Rule 144, and, in furtherance thereof, the Company hereby acknowledges that, so long as the Holder is not then an affiliate of the Company, it will be eligible to sell the Shares pursuant to the exemption afforded under Rule 144, subject to compliance with the terms and conditions of Rule 144.


         5. Indemnification of Company. Each Holder agrees to indemnify and hold harmless the Company and each of its respective officers, directors, agents, attorneys, accountants and affiliates from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of Holder to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by Holder herein or in any other document provided by Holder to the Company in connection with the transactions contemplated hereby.

         6. Indemnification of the Holders. The Company agrees to indemnify and hold harmless each Holder and each of its respective successors and assigns from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) that they may incur by reason of the failure of the Company to fulfill any of the terms or conditions of this Agreement, or by reason of any breach of the representations and warranties made by the Company herein or in any other document provided by the Company to such Holder in connection with the transactions contemplated hereby.

         7. Nontransferability of Agreement. This Agreement is not transferable or assignable by a Holder without the written consent of the Company.

         8. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including permitted transferees of any of the Debentures or Shares). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

         9. Governing Law; Arbitration. This Agreement shall be construed in accordance with and governed in all respects by the laws of the State of New York. Holder agrees that any dispute, controversy or claim arising out of, relating to, or in connection with, this Agreement or the agreements or transactions contemplated hereby shall be finally settled by arbitration conducted in accordance with the provisions of this Section 9. The arbitration shall be conducted and the arbitrator chosen in accordance with the rules of the American Arbitration Association (the "AAA") in effect at the time of the arbitration, except as they may be modified herein or by mutual agreement of the Company and Holder. The seat of the arbitration shall be in New York, New York. Each of the Company and Holder hereby irrevocably submits to the jurisdiction of the arbitrator in New York, New York and waives any defense in an arbitration


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based upon any claim that such party is not subject personally to the jurisdiction of such arbitrator, that such arbitration is brought in an inconvenient forum or that such venue is improper. The arbitral award shall be in writing and shall be final and binding on each of the Company and Holder. The award may include an award of costs, including reasonable attorneys' fees and disbursements. Judgment upon the award may be entered by any court having jurisdiction thereof or having jurisdiction over the parties or their assets. Holder acknowledges and agrees that by agreeing to the provisions of this
Section 9, Holder is waiving any right that Holder may have to a jury trial with respect to the resolution of any dispute under this Agreement.

         10. Amendments; Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. This Agreement may only be amended by written agreement of Holder and the Company. Upon execution by the Company, this Agreement shall be binding upon each Holder who executes a copy of this Agreement regardless of whether any other Holders agree to execute a counterpart of this Agreement or be bound by its terms.

         11. Entire Agreement; No Reliance on Other Information. This Agreement, and the documents referred to herein or contemplated hereby constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled. Holder acknowledges and agrees that, other than as specifically contained or referenced in or specifically contemplated by this Agreement, Holder has not relied on and no person (including, but not limited to, IDDS), has provided any information (whether written or oral) to, or made any representation, warranty or promise relating to, the Shares, the Merger, or Holder's decision to enter into this Agreement.

                            [Signature pages follow]



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         IN WITNESS WHEREOF, the undersigned have signed this Agreement as of the date set forth above.

                               INTRAC, INC., a Nevada corporation


                               By:_____________________________
                                  [name]


              SIGNATURE OF HOLDER IS SET FORTH ON EXHIBIT 1 HERETO



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                                    EXHIBIT 1

Name and address of Holder:

_________________________________________________________________

_________________________________________________________________

Original Principal Amount of Debenture:  $ ______________________

Owner of record of Debenture: _________________________________________

Social Security or Tax Identification No._________________________________

FOR INDIVIDUALS:

        ________________________________________
                             Signature of Holder


FOR ENTITIES:                       __________________________________________
                                    [Name of Entity]


                  By:__________________________________
                     [Signature]
Name:
                  Title:


This Exhibit 1 constitutes one of multiple counterparts signature pages to this Debenture Conversion Agreement. By executing where indicated above, the Holder agrees to be bound by the terms of the Debenture Conversion Agreement regardless of whether any other Holder executes and agrees to be so bound.

All record Holders of the Debenture being converted hereby should sign this Agreement in the same name as title to such Debenture is held. Shares will be issued in the name of the record holder of the Debenture as maintained by the Company. In the event that the Shares are to be issued to a different person or entity, a special request must be made in writing to the Company and the Company consent to the transfer of rights to receive the Shares. If Holder is signing on behalf of a corporation, partnership, trust or other entity, the capacity of the signing person must be stated underneath the signature and the name of the entity must be stated above the signature.



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